SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) August 14, 2002



                   Fund America Investors Corporation II
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)



    Delaware                       33-73748                     84-1218906
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
 of Incorporation)                 File Number)              Identification No.)



   6400 S. Fiddler's Green Circle, Suite 1200B, Englewood, Colorado 80111
-------------------------------------------------------------------------------
           (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code (303) 290-6025
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
         (Former name of former address, if changed since last report)














                   Fund America Investors Corporation II
                                Form 8-K
                              August 14, 2002




ITEM 9.  Regulation FD Disclosure

         Filed as Exhibit 99.1 to this Form 8-K are the certifications by Steven B. Chotin, Chairman and Chief Executive Officer and Helen M. Dickens, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Fund America Investor Corporation II's report on Form 10-Q for the quarter ended June 30, 2002.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




August 14, 2002             FUND AMERICA INVESTORS CORPORATION II


                            By:  /s/ HELEN M. DICKENS
               	                 -------------------------------------
                                 Helen M. Dickens
                                 Chief Financial Officer, Vice President